INVESCO ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST
SUPPLEMENT DATED MARCH 14, 2025 TO THE
PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
DATED FEBRUARY 28, 2025, OF:
Invesco Real Assets ESG ETF (IVRA)
(the “Fund”)
Important Notice Regarding Changes to the Fund’s Structure and Management Fee
The Fund currently operates as a “non-transparent” ETF, which does not publicly disclose its portfolio holdings on a daily basis pursuant to an exemptive order from the U.S. Securities and Exchange Commission (the “Order”). At a meeting held on March 13, 2025, the Board of Trustees of the Invesco Actively Managed Exchange-Traded Fund Trust (the “Board”) approved a change in the Fund’s structure from a “non-transparent” ETF to a “transparent” ETF that will disclose its portfolio holdings daily and operate in reliance on Rule 6c-11 under the Investment Company Act of 1940, as amended. This change in the Fund’s structure will be effective on or about May 13, 2025 (the “Effective Date”).
In connection with this change to a fully “transparent” structure, the Fund will change as follows on or about the Effective Date:
1.
The Fund will no longer publish on its website a “Tracking Basket” (which is comprised of: (1) select recently disclosed portfolio holdings (“Strategy Components”); (2) ETFs that convey information about the types of instruments (that are not otherwise fully represented by the Strategy Components) in which the Fund invests (“Representative ETFs”); and (3) cash and cash equivalents). The Tracking Basket is designed to closely track the daily performance of the Fund, but is not the Fund’s actual portfolio.
2.
The Fund will no longer publish on its website a “Tracking Basket Weight Overlap,” which is designed to provide investors with an understanding of how similar the Tracking Basket is to the Fund’s actual portfolio in percentage terms.
3.
The Fund will issue and redeem its shares generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also will continue to reserve the right to permit or require its shares to be issued or redeemed in exchange for cash.
4.
The Fund will no longer operate in reliance on the Order, which limits the types of investments the Fund is permitted to hold. Under the Order, the Fund’s investments are limited to exchange-traded instruments as well as cash and cash equivalents, and the Fund may not purchase any securities that are considered illiquid investments or invest in penny stocks. These limitations required by the Order will be removed. However, the Fund does not intend to change its principal investment strategies following the removal of these limitations.
Accordingly, on or about the Effective Date, discussion of and references to the Fund’s “non-transparent” structure (and corresponding risks), the Tracking Basket, Tracking Basket Weight Overlap, the Order and certain investment limitations required by the Order will be removed from the Fund’s Summary Prospectus, Statutory Prospectus and SAI.
In addition, at the Board meeting held on March 13, 2025, the Board approved a reduction in the Fund’s unitary management fee from 0.59% to 0.58% of the Fund’s average daily net assets. This change will also take effect on or about the Effective Date.
The Fund’s investment objective and principal investment strategies will not change as a result of the changes to the Fund’s structure and the management fee reduction described above.
Please Retain This Supplement For Future Reference.

P-IVRA-SUMSTATSAI-SUP 031425